                                                                   EXHIBIT 10.79

                                 AMENDMENT NO. 8
                               PURCHASE AGREEMENT

This Amendment No. 8 ("the Amendment") to the Purchase Agreement (the "Agreement") dated January 25, 2000 by and among Brocade Communications Systems, Inc., a corporation organized under the laws of the State of Delaware, U.S.A., and having its principal place of business at 1745 Technology Drive, San Jose, California 95110 ("Brocade-US"), and Brocade Communications Switzerland SarL, a corporation organized under the laws of Geneva, and having its principal place of business at 29-31 Route de l'Aeroport, Case Postale 105 CH-1215 Geneva 15, Switzerland ("Brocade-Switzerland"), (collectively "SUPPLIER") and EMC Corporation, ("EMC"), a Massachusetts corporation, is made this 19th day of July 2004 by and between SUPPLIER and EMC and commences on the last date accepted and executed by SUPPLIER ("Effective Date"). [**]

WHEREAS, the parties wish to amend the Agreement [**];

NOW THEREFORE, in consideration of the above and the other respective promises of the parties set forth herein, the parties hereto agree as follows:

1) Exhibit A, [**] is hereby deleted and replaced with the attached Exhibit A [**].

2) No Other Changes. All Other terms and conditions of the Agreement shall remain unchanged.

3) Counterparts. This Amendment may be executed in two or more counterparts, all of which, taken together, shall be regarded as one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 8 to OEM Purchase and License Agreement by their duly authorized representatives. Such execution of the Amendment may be in three counterparts, each of which shall be an original and together which shall constitute one and the same instrument.

Executed and agreed to:                     Executed and agreed to:

BROCADE COMMUNICATIONS SYSTEMS, INC.        EMC CORPORATION
("Supplier")                                ("EMC")

Signature: /s/ MICHAEL KLAYKO               Signature: WILLIAM MONAGLE  10/13/04
           ------------------                          ---------------

Name: MICHAEL KLAYKO                        Name: WILLIAM MONAGLE

Title: VP                                   Title: VICE PRESIDENT
                                                   CORPORATE PROCUREMENT
                                                   EMC CORPORATION

Date: 11/1/04                               Date: _________________________


BROCADE COMMUNICATIONS SWITZERLAND, SARL.

----------
[**]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.



                            EMC/BROCADE CONFIDENTIAL

("Supplier")

Signature: /s/ IAN WHITING
           ---------------

Name: Ian Whiting

Title: Vice President - EMEA

Place: Geneva, Switzerland



                            EMC/BROCADE CONFIDENTIAL

                                    EXHIBIT A

                              PRODUCTS AND PRICING



                            EMC/BROCADE CONFIDENTIAL

EMC EXHIBIT A: PRODUCT PRICE SHEET - REVISED 9/22/04
REVISIONS: Q3 PRICE REDUCTIONS EFFECTIVE 10/1/04

BRCD PN#   EMC PN#   REV    EMC MODEL#                            DESCRIPTION                                   PRICE
--------   -------   ----   ----------    ----------------------------------------------------------------     --------
  [**]       [**]    A02       [**]       2GB, 8 PORT SW3200 ENTRY-FABRIC SWITCH                                   [**]
  [**]       [**]    A01       [**]       2GB, 8 PORT SW3200 FULL-FABRIC SWITCH                                    [**]
  [**]       [**]    A01       [**]       2GB, 8 PORT SW3250 ENTRY-FABRIC SWITCH (GENERAL)                     (A) [**]
  [**]       [**]    A01       [**]       2GB, 8 PORT SW3250 ENTRY-FABRIC SWITCH (US FED ONLY)                 (A) [**]
  [**]       [**]    A01       [**]       2GB, 8 PORT 3250-VL2E EZSWITCH (GENERAL)                             (A) [**]
  [**]       [**]    A01       [**]       2GB, 8 PORT 3250-VL2E EZSWITCH (US FED ONLY)                         (A) [**]
  [**]       [**]    A01       [**]       2GB, 8 PORT SW3250 FULL-FABRIC SWITCH (US FED ONLY)                      [**]
  [**]       [**]    AO1       [**]       2GB, 8 PORT SW3250 FULL-FABRIC SWITCH (GENERAL)                          [**]
  [**]       [**]    A01       [**]       SW32X0 OPTIONAL SOFTWARE, TRUNKING                                       [**]
  [**]       [**]    A01       [**]       SW32X0 OPTIONAL SOFTWARE, FABRIC WATCH                                   [**]
  [**]       [**]    A01       [**]       SW32X0 OPTIONAL SOFTWARE, EXTENDED FABRIC                                [**]
  [**]       [**]    A01       [**]       SW32X0 OPTIONAL SOFTWARE, PERFORMANCE MONITOR                            [**]
  [**]       [**]    A01       [**]       SW3220 OPTIONAL SOFTWARE, QUICKLOOP                                      [**]
  [**]       [**]    A01       [**]       SW32X0 OPTIONAL SOFTWARE, EMC BUNDLE (TRK, FWH, EXF, PRF)                [**]
  [**]       [**]    A01       [**]       SW3220 OPTIONAL SOFTWARE UPGRADE ENTRY-FULL: BUNDLED                     [**]
  [**]       [**]    A01       [**]       SW3220 OPTIONAL SOFTWARE UPGRADE ENTRY-FULL: POST SALE                   [**]
  [**]       [**]    A01       [**]       SW32X0 OPTIONAL SOFTWARE, SECURE OS                                      [**]
  [**]       [**]    A01       [**]       SW3252 TWO DOMAIN TO FULL FABRIC UPGRADE LICENSE KEY - POST SALE         [**]
  [**]       [**]    A01       [**]       SW3252 TWO DOMAIN TO FULL FABRIC UPGRADE LICENSE KEY - BUNDLED           [**]

Note (A): The [**] Software Maintenance is [**]. The above price includes the purchase of Software Maintenance for an [**], commencing on the date of purchase, and [**]. Fees for Software Maintenance [**] are non-refundable. Thereafter, Software Maintenance may be renewed [**], at EMC's discretion, for [**]. The above price also [**]for [**].

  [**]       [**]    A08       [**]       2GB, 16 PORT SW3800 FULL-FABRIC SWITCH                                   [**]
  [**]       [**]    [**]      [**]       [**]                                                                 (B) [**]
  [**]       [**]    [**]      [**]       [**]                                                                 (B) [**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

  [**]       [**]    [**]      [**]       [**]                                                                     [**]
  [**]       [**]    [**]      [**]       [**]                                                                     [**]
  [**]       [**]    00        [**]       SW3800 FRU, POWER SUPPLY                                                 [**]
  [**]       [**]    00        [**]       SW3800 FRU, FAN                                                          [**]
  [**]       [**]    A01       [**]       SW38XX OPTIONAL SOFTWARE, TRUNKING                                       [**]
  [**]       [**]    A01       [**]       SW38XX OPTIONAL SOFTWARE, FABRIC WATCH                                   [**]
  [**]       [**]    A01       [**]       SW38XX OPTIONAL SOFTWARE, EXTENDED FABRIC                                [**]
  [**]       [**]    A01       [**]       SW38XX OPTIONAL SOFTWARE, PERFORMANCE MONITOR                            [**]
  [**]       [**]    A01       [**]       SW3800 OPTIONAL SOFTWARE, QUICKLOOP                                      [**]
  [**]       [**]    NA        [**]       SW38XX OPTIONAL SOFTWARE, EMC BUNDLE (TRK, FWH, EXF, PRF)                [**]
  [**]       [**]    A01       [**]       SW38XX OPTIONAL SOFTWARE, SECURE OS                                      [**]
  [**]       [**]    A01       [**]       SW3852 TWO DOMAIN TO FULL FABRIC UPGRADE LICENSE KEY - BUNDLED           [**]

Note (B): The [**] Software Maintenance is [**] . The above price includes the purchase of Software Maintenance for an [**] , commencing on the date of purchase, [**] . Fees for Software Maintenance [**] are non-refundable. Thereafter, Software Maintenance may be renewed [**] , at EMC's discretion, for [**] . The above price also [**] for [**] .

  [**]       [**]    [**]      [**]       [**]                                                                 (C) [**]
  [**]       [**]    A01       [**]       FRU, POWER SUPPLY                                                        [**]
  [**]       [**]    A01       [**]       FRU, FAN                                                                 [**]
  [**]       [**]    A00       [**]       FRU, SFP, SWL, 1PK (FINISAR ONLY)                                        [**]
  [**]       [**]    A01       [**]       FRU, SFP, LWL, 1PK (FINISAR ONLY)                                        [**]
  [**]       [**]    A01       [**]       OPTIONAL SOFTWARE, TRUNKING                                              [**]
  [**]       [**]    A01       [**]       OPTIONAL SOFTWARE, FABRIC WATCH                                          [**]
  [**]       [**]    A01       [**]       OPTIONAL SOFTWARE, EXTENDED FABRIC                                       [**]
  [**]       [**]    A01       [**]       OPTIONAL SOFTWARE, PERFORMANCE MONITOR                                   [**]
  [**]       [**]    A01       [**]       OPTIONAL SOFTWARE, EMC BUNDLE (TRK, FWH, EXF, PRF)                       [**]
  [**]       [**]    A01       [**]       OPTIONAL SOFTWARE, SECURE OS                                             [**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Note (C): The [**] Software Maintenance is [**] . The above price includes the purchase of Software Maintenance for an [**] , commencing on the date of purchase, and [**]. Fees for Software Maintenance [**] are non-refundable. Thereafter, Software Maintenance may be renewed [**] , at EMC's discretion, for [**] .

  [**]       [**]    A04       [**]       2GB, 64 PORT ENTERPRISE (WEBTOOLS, ZONING)                           (D) [**]
  [**]       [**]    [**]      [**]       [**]                                                                 (E) [**]
  [**]       [**]              [**]       UPGRADE KIT, SW12000 TO 24000 CONSISTS OF 2CPs                       (F) [**]
  [**]       [**]    A01       [**]       FRU, SW12000 CHASSIS                                                     [**]
  [**]       [**]    A01       [**]       FRU, DIRECTOR UNIVERSAL CHASSIS                                          [**]
  [**]       [**]    A00       [**]       FRU, SW12000 PORT CARD WITH OPTICS                                       [**]
  [**]       [**]    [**]      [**]       [**]                                                                     [**]
  [**]       [**]    A00       [**]       FRU, SW12000 CP                                                          [**]
  [**]       [**]    A00       [**]       FRU, SW24000 CP                                                          [**]
  [**]       [**]    A00       [**]       FRU, POWER SUPPLY                                                        [**]
  [**]       [**]    NA        [**]       FRU, POWER CORD, NO AMERICAN                                             [**]
  [**]       [**]    NA        [**]       FRU, POWER CORD, UK/IRE                                                  [**]
  [**]       [**]    NA        [**]       FRU, POWER CORD, CONT EU                                                 [**]
  [**]       [**]    NA        [**]       FRU, POWER CORD, AUST/NZ                                                 [**]
  [**]       [**]    NA        [**]       FRU, POWER CORD, OTHER 230V                                              [**]
  [**]       [**]    NA        [**]       FRU, BROCADE RACKMOUNT KIT                                               [**]
  [**]       [**]    A00       [**]       FRU, BLOWER                                                              [**]
  [**]       [**]    NA        [**]       FRU, WWN BEZEL                                                           [**]
  [**]       [**]    A00       [**]       FRU, WWN CARD                                                            [**]
  [**]       [**]    NA        [**]       FRU, CHASSIS DOOR                                                        [**]
  [**]       [**]    NA        [**]       FRU, PORT CARD SLOT FILLER                                               [**]
  [**]       [**]    NA        [**]       FRU, POWER SUPPLY SLOT FILLER                                            [**]
  [**]       [**]    NA        [**]       FRU, CABLE MANAGEMENT TRAY                                               [**]
  [**]       [**]    NA        [**]       FRU, BLADE BOX PACKAGING ONLY                                            [**]
  [**]       [**]    NA        [**]       FRU, BLOWER BOX PACKAGING ONLY                                           [**]
  [**]       [**]    A03       [**]       FRU, EMC CUSTOM DOOR KIT SW12000                                         [**]
  [**]       [**]    A03       [**]       FRU, EMC CUSTOM DOOR KIT SW24000                                         [**]
  [**]       [**]    NA        [**]       OPTIONAL SOFTWARE, TRUNKING                                              [**]
  [**]       [**]    NA        [**]       OPTIONAL SOFTWARE, FABRIC WATCH                                          [**]
  [**]       [**]    NA        [**]       OPTIONAL SOFTWARE, EXTENDED FABRIC                                       [**]
  [**]       [**]    NA        [**]       OPTIONAL SOFTWARE, PERFORMANCE MONITOR                                   [**]
  [**]       [**]    NA        [**]       OPTIONAL SOFTWARE, EMC BUNDLE (TRK, FWH, EXF, PRF)                       [**]
  [**]       [**]    A01       [**]       OPTIONAL SOFTWARE, SECURE OS                                             [**]

Note (D): The [**] Software Maintenance is [**] . The above price includes the purchase of Software Maintenance for an [**] , commencing on the date of purchase, and [**] . Fees for Software Maintenance [**] are non-refundable. Thereafter, Software Maintenance may be renewed [**] , at EMC's discretion, for [**] .

Note (E): The [**] Software Maintenance is [**] . The above price includes the purchase of Software Maintenance for an [**] , commencing on the date of purchase, and [**] . Fees for Software Maintenance [**] are non-refundable. Thereafter, Software Maintenance may be renewed [**] , at EMC's discretion, for [**] . The above price also [**] for [**] .


[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Note (F): The [**] Software Maintenance is [**] . The above price includes the purchase of Software Maintenance for an [**] , commencing on the date of purchase, and [**] . Fees for Software Maintenance [**] are non-refundable. Thereafter, Software Maintenance may be renewed [**] , at EMC's discretion, for [**] . The above price also [**] for [**] .

ROUTER

  [**]       [**]    A01       [**]       16 PORT SILKWORM MULTI-PROTOCOL ROUTER, 2PS, 16 SWL SFP,
                                          SOFTWARE UPDATES, 2YR                                                (G) [**]
  [**]       [**]    A00       [**]       ROUTER FAN FRU                                                           [**]
  [**]       [**]    A00       [**]       ROUTER POWER SUPPLY FRU                                                  [**]
  [**]       [**]    NA        [**]       XPATH FCIP                                                               [**]
  [**]       [**]    NA        [**]       XPATH FIBRE CHANNEL ROUTING SERVICE                                      [**]
  [**]       [**]    NA        [**]       ROUTER/FCIP BUNDLE                                                       [**]
  [**]       [**]    A01                  ROUTER RAILKIT                                                           [**]

Note (G): The [**] the purchase of Software Maintenance for an [**] , commencing on the date of purchase, and [**] . Fees for Software Maintenance during [**] are non-refundable. Thereafter, Software Maintenance may be renewed [**], at EMC's discretion, for [**] as follows: [**]

FABRIC MANAGER

  [**]       [**]    NA        [**]       FM 4.0 BASE                                                              [**]
  [**]       [**]    NA        [**]       FM 4.0 STANDARD                                                          [**]
  [**]       [**]    NA        [**]       FM 4.0 ENTERPRISE                                                        [**]
  [**]       [**]    NA        [**]       FM 3.0 UPGRADE                                                           [**]
  [**]       [**]    NA        [**]       FM 4.0 BASE TO STANDARD UPGRADE                                          [**]
  [**]       [**]    NA        [**]       FM 4.0 BASE TO ENTERPRISE UPGRADE                                        [**]
  [**]       [**]    NA        [**]       FM 4.0 STANDARD TO ENTERPRISE UPGRADE                                    [**]

Note: The [**] the purchase of Software Maintenance for an [**], commencing on the date of purchase, and [**]. Fees for Software Maintenance during [**] are non-refundable. Thereafter, Software Maintenance may be renewed [**], at EMC's discretion, for [**] as follows: [**].

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.